SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2003


                               ------------------

                        TRANSAMERICA FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                       1-6798                95-1077235
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             9399 West Higgins Road
                            Rosemont, Illinois 60018
                    (Address of principal executive offices)
                                   (Zip Code)

                          (847) 685-1100 (Registrant's
                     telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to a Purchase Agreement dated as of October 1, 2003, all of the issued and outstanding membership interests of Transamerica Real Estate Tax Service, Inc. and Transamerica Flood Hazard Certification, Inc., constituting Transamerica Finance Corporation's property tax payment, and reporting and flood hazard certification businesses (the "Businesses"), were sold to First American Real Estate Solutions, LLC, an unaffiliated third-party, for total cash proceeds of $400.0 million. The purchase price was arrived at through arms' length negotiations between the parties to the Purchase Agreement. These Businesses comprised substantially all of the Company's Real Estate Information Services segment. Proceeds from the transaction will be used to pay a dividend to Transamerica Corporation. As a result of the sale, the Company's fourth-quarter results will include an after-tax gain of approximately $371 million.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following unaudited pro forma consolidated financial statements as of June 30, 2003, and for the year ended December 31, 2002 and the six months ended June 30, 2003, reflect the financial position and results of operations of the Company after giving effect to the transaction with First American Real Estate Solutions, LLC described in Item 2 of this filing. These pro forma statements do not give effect to the agreement to sell most of the Company's commercial lending business to GE Commercial Finance as described in Note F of the Company's Form 10-Q filed with the Securities and Exchange Commission on August 8, 2003.

     These pro forma statements have been prepared by the Company based upon assumptions identified in the related footnotes. The pro forma adjustments presented herein are shown for comparative purposes only, and the Company's financial statements will reflect the transactions only from the transaction date of October 1, 2003. The pro forma statements are based on the previously reported historical financial statements of the Company and should be read in conjunction with those financial statements and the related footnotes.

     The pro forma consolidated balance sheet assumes the transaction took place on June 30, 2003. The pro forma consolidated income statement for the year ended December 31, 2002 assumes the transaction took place on January 1, 2002. The pro forma consolidated income statement for the six months ended June 30, 2003 assumes the transaction took place on January 1, 2003.

                        TRANSAMERICA FINANCE CORPORATION
                               UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                    TFC           Businesses        Pro forma           TFC
                                                Consolidated        Sold(1)       Adjustments(2)      Pro forma
                                                ------------        -------       --------------      ---------
ASSETS
Cash and cash equivalents ................        $   44.0         $  (26.0)        $     --         $   18.0

Net finance receivables (net of allowance)         5,841.6               --               --          5,841.6

Property and equipment
  Land, buildings and equipment ..........            36.4            (13.4)              --             23.0
  Equipment held for lease ...............         1,553.1               --               --          1,553.1
Investments ..............................            72.9               --               --             72.9
Goodwill .................................           263.4             (1.4)              --            262.0
Other intangible assets ..................            93.6             (0.3)              --             93.3
Assets held for sale .....................            56.7               --               --             56.7
Other assets .............................           441.4            (70.2)              --            371.2
Net assets of discontinued operations ....              --           (100.0)           100.0               --
                                                  --------         --------         --------         --------
                                                  $8,403.1         $ (211.3)        $  100.0         $8,291.8
                                                  ========         ========         ========         ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Debt:
  Unsubordinated .........................        $2,999.6         $     --         $  (23.9)        $2,975.7
  Subordinated ...........................            18.5               --               --             18.5
  Due to AEGON ...........................         2,580.1               --               --          2,580.1
                                                  --------         --------         --------         --------
    Total debt ...........................         5,598.2               --            (23.9)         5,574.3
Deferred real estate service revenues ....           266.4           (266.4)              --               --
Accounts payable and other liabilities ...           998.2            (39.4)             4.0            962.8
Income taxes payable .....................           460.8             94.5            125.0            680.3

Stockholder's equity .....................         1,079.5               --             (5.1)         1,074.4
                                                  --------         --------         --------         --------
                                                  $8,403.1         $ (211.3)        $  100.0         $8,291.8
                                                  ========         ========         ========         ========

                                         TRANSAMERICA FINANCE CORPORATION
                                                UNAUDITED PRO FORMA
                                    CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                      FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                           (DOLLAR AMOUNTS IN MILLIONS)

                                                                 TFC           Businesses        Pro forma        TFC
                                                             Consolidated       Sold(3)        Adjustments(4)  Pro forma
                                                             ------------       -------        --------------  ---------
REVENUES
  Finance charges .....................................        $  303.2        $     --         $     --        $  303.2
  Leasing revenues ....................................           207.6              --               --           207.6
  Real estate service revenues ........................           188.0          (188.0)              --              --
  Other revenues ......................................            80.6            (1.3)           500.0           579.3
                                                               --------        --------         --------        --------
    Total revenues ....................................           779.4          (189.3)           500.0         1,090.1

EXPENSES
  Interest and debt expense ...........................            97.0              --               --            97.0
  Depreciation on equipment held for lease ............           100.4              --               --           100.4
  Salaries and other operating expenses ...............           298.5           (74.1)             4.0           228.4
  Provision for losses on receivables .................             2.7              --               --             2.7
                                                               --------        --------         --------        --------
    Total expenses ....................................           498.6           (74.1)             4.0           428.5
  Income from continuing operations before income taxes           280.8          (115.2)           496.0           661.6
  Income tax expense ..................................            70.8           (43.4)           125.0           152.4
                                                               --------        --------         --------        --------
  Income from continuing operations ...................        $  210.0        $  (71.8)        $  371.0        $  509.2
                                                               ========        ========         ========        ========

                                         TRANSAMERICA FINANCE CORPORATION
                                                UNAUDITED PRO FORMA
                                     CONDENSED CONSOLIDATED STATEMENTOF INCOME
                                   FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                                           (DOLLAR AMOUNTS IN MILLIONS)

                                                                  TFC           Businesses        Pro forma        TFC
                                                             Consolidated        Sold(3)       Adjustments(4)   Pro forma
                                                             ------------        -------       --------------   ---------
REVENUES
  Finance charges ......................................        $  636.0        $     --         $     --        $  636.0
  Leasing revenues .....................................           419.6              --               --           419.6
  Real estate service revenues .........................           241.3          (241.3)              --              --
  Other revenues .......................................           129.3            (0.4)           500.0           628.9
                                                                --------        --------         --------        --------
    Total revenues .....................................         1,426.2          (241.7)           500.0         1,684.5

EXPENSES
  Interest and debt expense ............................           244.0              --               --           244.0
  Depreciation on equipment held for lease .............           209.7              --               --           209.7
  Salaries and other operating expenses ................           666.3          (179.4)             4.0           490.9
  Provision for losses on receivables ..................           160.2              --               --           160.2
                                                                --------        --------         --------        --------
    Total expenses .....................................         1,280.2          (179.4)             4.0         1,104.8
  Income from continuing operations before income taxes            146.0           (62.3)           496.0           579.7
  Income tax expense ...................................            41.4           (25.8)           125.0           140.6
                                                                --------        --------         --------        --------
  Income from continuing operations ....................        $  104.6        $  (36.5)        $  371.0        $  439.1
                                                                ========        ========         ========        ========

(1)  Reflects the reduction of the Businesses' balance sheets.

(2) Reflects the after-tax gain of $371.0 million on the sale of the Businesses, a dividend of $400.0 million paid to Transamerica Corporation, and a capital contribution of $23.9 million from Transamerica Corporation required to maintain the Company's targeted ratio of debt to tangible equity at 6.5:1.

(3) Adjustments reflect the reduction of the Businesses' activity from operations.

(4)  Reflects the after-tax gain on the sale of the Businesses.

(c) Exhibit.

     2.1 Purchase Agreement among First American Real Estate Solutions, LLC, a California limited liability company, Transamerica Finance Corporation, a Delaware corporation, and TREIS Holdings, Inc., a Delaware corporation, dated as of October 1, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



       TRANSAMERICA FINANCE CORPORATION
--------------------------------------------
               (Registrant)

By:      /s/ THOMAS G. BASTIAN
--------------------------------------------
               Thomas G. Bastian
         Senior Vice President and Controller

Date:    October 16, 2003